                                                                    EXHIBIT 10.3

                                PROMISSORY NOTE


$15,000,000.00                                    November 18, 1996



        FOR VALUE RECEIVED, the undersigned, 50-OFF STORES, INC., a Delaware corporation, 50-OFF TEXAS STORES, L.P., a Texas limited partnership, 50-OFF MULTISTATE OPERATIONS, INC., a Nevada corporation and 50-OFF OPERATING COMPANY, a Nevada corporation (collectively, "Borrowers"), hereby jointly and severally promise to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"),
                                                                      ------
at the office of Lender located at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) FIFTEEN MILLION DOLLARS ($15,000,000) and (b) the aggregate unpaid principal amount of all Advances made by Lender to Borrowers pursuant to the Credit Agreement referred to below. All capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement referred to below.

        Borrowers further agree to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money and funds at such office at the rates per annum and on the dates provided in the Credit Agreement referred to below. The date and amount of each Advance made by Lender to Borrowers, the rate of interest applicable thereto and each payment made on account of the principal thereof shall be recorded by Lender on its books, provided that the failure of Lender to make any such recordation or
       --------
endorsement shall not affect the obligations of Borrowers to make payments when due of any amount owing under the Credit Agreement referred to below or this Promissory Note in respect of the Advances made by Lender.

        This Promissory Note is the Note referred to in that certain $15,000,000 Senior Secured Super Priority Debtor-In-Possession Revolving Credit Agreement, dated as of November 18, 1996, by and among Borrowers and Lender (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                           ------


Promissory Note -- Page 1 of 4 pages                    Initial Makers:
                                                                        ------

                                                                        ------

                                                                        ------

                                                                        ------

Agreement"), is entitled to the benefits thereof, and is secured as provided
---------
therein. Reference is made to the Credit Agreement for all purposes, including, without limitation, for provisions for the prepayment and repayment hereof.

        If any payment of this Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

        Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Promissory Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

        All parties now or hereafter liable with respect to this Promissory Note, whether any Borrower, guarantor, endorser or other Person, hereby waive diligence, presentment, protest, demand, notice of non-payment or dishonor and other notices of any kind.

        Borrowers promise to pay all reasonable out-of-pocket costs of collection, including reasonable attorneys' fees as provided in the Credit Agreement, should this Promissory Note be collected by or through an attorney-at-law or under advice therefrom.

        THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

                 [Remainder of page intentionally left blank.]



Promissory Note -- Page 2 of 4 pages                    Initial Makers:
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

  IN WITNESS WHEREOF, Borrowers have caused this Promissory Note dated November 18, 1996 in the original principal amount of $15,000,000 (subect to the terms hereof) in favor of General Electric Capital Corporation to be duly executed and delivered under seal by their respective officers thereunto duly authorized as of the date hereof.

                        50-OFF STORES, INC.


                        By: /s/ CHARLES J. FUHRMANN II
                           ----------------------------
                           Charles J. Fuhrmann II
                           President

                        Attest: /s/ JAMES G. SCOGIN
                               ------------------------
                           James G. Scogin
                           Assistant Secretary


                        50-OFF TEXAS STORES, L.P.

                        By:  50-OFF Texas Management, Inc.,
                             Managing General Partner


                             By: /s/ CHARLES J. FUHRMANN
                                -------------------------
                                Charles J. Fuhrmann II
                                Its President

                             Attest: /s/ JAMES G. SCOGIN
                                    ---------------------
                                James G. Scogin
                                Assistant Secretary


Promissory Note -- Page 3 of 4 pages                    Initial Makers:
                                                                        ------

                                                                        ------

                                                                        ------

                                                                        ------

                        50-OFF MULTISTATE OPERATIONS, INC.


                        By: /s/ CHARLES J. FUHRMANN II
                           ----------------------------
                           Charles J. Fuhrmann II
                           President

                        Attest: /s/ JAMES G. SCOGIN
                               ------------------------
                           James G. Scogin
                           Assistant Secretary

                        50-OFF OPERATING COMPANY


                        By: /s/ CHARLES J. FUHRMANN II
                           ----------------------------
                           Charles J. Fuhrmann II
                           President

                        Attest: /s/ JAMES G. SCOGIN
                               ------------------------
                           James G. Scogin
                           Assistant Secretary



Promissory Note -- Page 4 of 4 pages                    Initial Makers:
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                                                                        ------

                              SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of November 18, 1996, made by 50-OFF STORES, INC., a Delaware corporation, 50-OFF TEXAS STORES, L.P., a Texas limited partnership, 50-OFF MULTISTATE OPERATIONS, INC., a Nevada corporation and 50-OFF OPERATING COMPANY, a Nevada corporation, (collectively, "Grantors," and each
                                                         --------
individually a "Grantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a
                -------
New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326 ("Lender").
                         ------


                              W I T N E S S E T H:

     WHEREAS, pursuant to and subject to the terms and conditions of that certain $15,000,000 Senior Secured Super Priority Debtor-In-Possession Revolving Credit Agreement dated as of November 18, 1996, by and among Grantors and
Lender (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lender has agreed, among other
                         ----------------
things, to make Advances to Grantors (except as otherwise defined herein, all capitalized terms used in these recitals having the respective meanings referred to in Section 1 hereof);
      ---------

     WHEREAS, Lender is willing to make Advances as and to the extent provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered this Security Agreement in favor of Lender for its benefit;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  DEFINED TERMS.  (a) The following capitalized terms used herein have
         -------------
the respective meanings set forth or referred to below:

     "Accounts" shall mean all "accounts," as such term is defined in the Code
      --------
and, in any event, shall include, without limitation, all accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance, and all rights under any Contract, and all "contract rights" as formerly defined in the Code, and all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit, and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

     "Account Debtor" shall mean any Person who is or who may become obligated
      --------------
to any Borrower under, with respect to, or on account of, an Account.

     "Chattel Paper" shall mean all "chattel paper," as such term is defined in
      -------------
the Code, now owned or hereafter acquired and wherever located.

     "Code" shall mean the Uniform Commercial Code as the same may, from time to
      ----
time, be in effect in the State of Georgia; provided, that in the event that by
                                            --------
reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or the remedies with respect to, Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Georgia, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

     "Collateral" shall have the meaning ascribed thereto in Section 2 of this
      ----------
Agreement.

     "Contracts" shall mean, with respect to any Person, all the contracts,
      ---------
undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which such Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

     "Documents" shall mean, with respect to any Person, all "documents," as
      ---------
such term is defined in the Code, now owned or hereafter acquired by such Person, wherever located, and in any event any bills of lading, dock warrants, dock receipts, warehouse receipts or other documents of title.

     "Equipment" shall mean all "equipment" as such term is defined in the Code,
      ---------
and, in any event, shall include all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furnishings, and other goods, property and assets which are used, or were purchased for use, in the operation or furtherance of any Grantor's business, and any and all additions, accessions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Fixtures" shall, with respect to any Person, mean all "fixtures," as such
      --------
term is defined in the Code, now or hereafter owned or acquired by such Person, wherever located, and, in any event, including all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions therefor or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located (including all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air-conditioning and air cooling, refrigerating, incinerating and power, loading and unloading, signs, escalators, elevators, boilers, communication, switchboards, sprinkler and other fire prevention and extinguishing fixtures, systems, machinery, apparatus and equipment, and all engines, motors, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing, together with all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, any of the foregoing property).

     "General Intangibles" shall mean, with respect to any Person, all "general
      -------------------
intangibles," as such term is defined in the Code, now owned or hereafter acquired by such Person and, in any event, including without limitation all right, title and interest which such Person may now or hereafter have in or under any or all of the following: right to payment for credit extended; deposits; amounts due to any Grantor; credit memoranda in favor of any Grantor; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action (including, without limitation, the proceeds of (a) that action initiated in the United States District Court for the Western District of Texas, San Antonio Division and styled "50-Off Stores, Inc. v. Banque Paribas (Suisse) S.A., et al" (Docket No. SA-95-CA-0159), and (b) that action initiated in the District Court for the 224th Judicial District, Bexar County, Texas, and styled as "50-OFF Stores, Inc. v. Jefferies & Company, Inc., et al" (Docket No. 96CI-00349) which is currently pending in Adv. No. 96-05198 in the Chapter 11 Case, and (c) any action, cause of action or right to payment which arises out of, or is in respect to, the set of facts which forms the basis for each aforementioned action); judgments; payments under any settlement or other agreement; royalties; license and/or franchise fees; rights of admission; licenses; franchises; and permits; certificates of convenience and necessity, and similar rights granted by any governmental authority; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports and charts; catalogs; manuals; technical data; computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts and computer data; trade names, trademarks, service marks and all goodwill relating thereto; proposals; cost estimates and reproductions on paper, or otherwise, of any and all concepts or ideas; and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing or use of any or all property produced, sold or leased by any Grantor, or credit extended or services performed by any Grantor, whether intended for an individual customer or the general business of any Grantor, or used or useful in connection with research by any Grantor.

     "Goods" has the meaning assigned to it in the Code.
      -----

     "Headquarters Building" shall have the meaning ascribed thereto in Section
      ---------------------
1(a) of this Agreement.

     "Instruments" shall mean, for any Person, all "instruments," as such term
      -----------
is defined in the Code, now owned or hereafter acquired by such Person, wherever located and in any event all certificated securities, certificates of deposit and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Proceeds" shall mean all "proceeds," as such term is defined in the Code
      --------
and, in any event, shall include, with respect to any Person: (a) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to such Person from time to time with respect to any of its property or assets; (b) any and all payments (in any form whatsoever) made or due and payable to such Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of such Person's property or assets by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (c) any recoveries by such Person against third parties with respect to any litigation or dispute concerning any of such Person's property or assets (including, without limitation, any recovery with respect to that litigation specifically identified in the definition of General Intangibles); and (d) any and all other amounts from time to time paid or payable under or in connection with any of such Person's property or assets, upon disposition or otherwise.

     "Real Property" shall mean all present and future right, title and interest
      -------------
(including, without limitation, any leasehold estate) in (i) any plots, pieces or parcels of land, (ii) any improvements, buildings, structures and fixtures now or hereafter located or erected thereon or attached thereto of every nature whatsoever (the rights and interests described in clauses (i) and (ii) above being the "Premises"), (iii) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and public places adjoining such land, and any other interests in property constituting appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto, (iv) all hereditaments, gas, oil, minerals (with the right to extract, sever and remove such gas, oil and minerals), and easements, of every nature whatsoever, located in or on the Premises and (v) all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of an of the rights and interests described in clauses (iii) and (iv) above, and shall specifically include, but not be limited to, that real property generally known as the 50-OFF Building and the land on which it is located together with an adjacent parcel of land, all of which is the Grantors' corporate headquarters located at 8750 Tesoro Drive, San Antonio, Texas 78217 (the "Headquarters Building").

     (b) Except as expressly defined above or elsewhere herein, all other capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

     2.  GRANT OF SECURITY INTEREST.  (a)  To secure the prompt and complete
         --------------------------
payment, performance and observance of all of the Obligations, and to induce Lender to enter into the Credit Agreement and to make extensions of credit provided for therein in accordance with the terms thereof, each Grantor hereby grants to Lender a security interest in all property of such Grantor, including, without limitation, all of such Grantor's right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including, but not limited to, under any trade names or divisions thereof), and whether owned, leased or consigned by or to such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):
                                 ----------

                (i)     all Accounts;

                (ii)    all Chattel Paper;

                (iii)   all Contracts;

                (iv)    all General Intangibles;

                (v)     all Inventory;

                (vi)    all Equipment;

                (vii) all Instruments, Documents, policies and certificates of insurance, securities, deposits, deposit accounts, impressed accounts, compensating balances, money, cash, cash equivalents or other property;

                (viii) all lockbox, deposit and other bank accounts of each Grantor and all deposits therein and investments made with the funds therein, including, but not limited to, all accounts of any Grantor maintained at NationsBank or Bank One;

                (ix)   all Real Property;

                (x)    all Fixtures;

                (xi) all other Goods and interests in property of any kind, nature or description whatsoever, whether tangible or intangible, whether real or personal, and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, any Grantor and wherever located;

                (xii) all books, records and information relating to the Collateral and/or to the operation of any Borrower's business, and all rights of access to such books, records and information, and all property in which such books, records and information are stored, recorded and maintained;

                (xiii) all insurance proceeds, refunds and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds and premium rebates arise out of any of the foregoing ((i) through (xii)) or otherwise;

                (xiv) all liens, guaranties, rights, remedies and privileges pertaining to any of the foregoing ((i) through (xii)) including the right of stoppage in transit; and

                (xv) all proceeds of any and all of the foregoing Collateral, including, but not limited to, that litigation specifically identified in the definition of General Intangibles and the Headquarters Building specifically identified in the definition of Real Property, (including, without limitation, cash proceeds and other proceeds which constitute property of the types described subsections (i) through (xi) of this
        Section 2(a)), and to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, each Grantor hereby grants to Lender a security interest in all property of such Grantor held by Lender including, without limitation, all property of every description now or hereafter in the possession or custody of, or in transit to Lender for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

          3.  RIGHTS OF LENDER; LIMITATIONS ON OBLIGATIONS OF LENDER.  (a)  It
              ------------------------------------------------------
is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Lender shall have no obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a security interest therein or the receipt by Lender of any payment relating to any Contract or License pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Lender may at any time after the occurrence of an Event of Default and without prior notice to any Grantor, notify Account Debtors, parties to the Contracts, and obligors in respect of Instruments and Chattel Paper that the Accounts and the right, title and interest of each Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, each Grantor shall so notify such Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

          (c) Lender shall have the right from time to time upon prior notice to any Grantor to make test verifications of the Accounts and physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that it considers reasonably advisable, and each Grantor agrees to furnish all such assistance and information as Lender may require in connection therewith. Lender may at any time in Lender's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any Accounts, Contracts, Instruments or Chattel Paper.

          4.  REPRESENTATIONS AND WARRANTIES.  Each Grantor hereby represents
              ------------------------------
and warrants that:

          (a) Each Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all Liens except (i) the security interest granted to Lender under this Security Agreement, (ii) Permitted Encumbrances, and (iii) as otherwise expressly permitted by the Credit Agreement. Each Grantor will warrant and defend such Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

          (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as have been or will be filed in favor of Lender pursuant to this Security Agreement, (ii) such as relate to Permitted Encumbrances or (iii) such as have been filed by GBFC, Inc. prior to the Relief Date and for which appropriate termination statements and releases have been delivered to Lender or will be filed prior to the Funding Date.

          (c) Immediately upon the filing of appropriate financing statements in the jurisdictions listed on Schedule 1 hereto or as may be otherwise provided in
                            ----------
the Orders, this Security Agreement is and will be effective to create a valid and continuing Lien on and perfected security interest in favor of Lender in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code, which Lien and security interest is prior to all other Liens except Senior Liens and those Liens specifically disclosed in the Credit Agreement as being prior to the Lien of this Security Agreement, and is enforceable as such as against creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business). All action (including, without limitation, all filings, registrations and recordings) necessary or desirable to create, protect and perfect the security interest granted to Lender hereby in respect of each item of the Collateral has been duly accomplished.

          (d) Each Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises within which Collateral is stored or located and the locations of all of its records concerning the Collateral are set forth on Schedule 1. Such Schedule 1 correctly identifies
                            ----------        ----------
any of such facilities or locations that are not owned by any Grantor and sets forth the names of the owners and lessors or collateral of, and the holders of any mortgages on, such facilities and locations. Each Grantor agrees that it shall not change its chief executive office, principal place of business, corporate offices, or warehouses or Collateral premises or the location of its records concerning the Collateral without giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed by Lender to be reasonably necessary or appropriate to protect and perfect Lender's interest in the Collateral.

          5.  COVENANTS.  Each Grantor covenants and agrees with Lender that
              ---------
from and after the date of this Security Agreement and until the Termination
Date:

          (a) Further Assurances; Pledge of Instruments.  At any time and from
              -----------------------------------------
time to time, upon the written request of Lender and at the sole expense of such Grantor, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) securing all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any License or Contract held by any Grantor or in which any Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the liens and security interests granted hereunder or under any other Loan Document, (iii) transferring Collateral to Lender's possession (if such Collateral consists of Documents, or Chattel Paper or if a security interest in such Collateral can be perfected by possession, or if requested by Lender) and (iv) obtaining waivers of liens from landlords and mortgagees or the subordination of such liens in the Emergency Interim Order and the Final Order in accordance with Section 6.18 of the Credit Agreement (it being understood that Lender in its discretion may establish a reserve against availability under the Credit Agreement until the same have been obtained). Each Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. Each Grantor will warrant and defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest thereon. Each Grantor shall give Lender not less than thirty (30) days prior written notice before moving any Collateral to a location not set forth in Schedule 1 hereto, and shall in no event move any Collateral
                 ----------
outside the United States of America.

          (b) Maintenance of Records.  Each Grantor shall keep and maintain, at
              ----------------------
its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. Upon the occurrence of any Event of Default, each Grantor shall deliver and turn over all of its books and records pertaining to the Collateral to Lender or to Lender's representatives at any time on demand of Lender.

          (c) Continuous Perfection.  Each Grantor agrees that it shall not
              ---------------------
change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of any applicable provision of the Code unless such Grantor shall have given Lender at least thirty (30) days' prior written notice thereof and shall have taken all action necessary or requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.

          (d)  Provisions Regarding Accounts.
               -----------------------------

               (i) Each Grantor agrees that it shall not re-date any invoice or sale or make sales on extended dating beyond that customary in such Grantor's business, or extend or modify any Account (other than correction of errors in the ordinary course). If any Grantor becomes aware of any matter materially affecting any Account, including information regarding such Account Debtor's creditworthiness, such Grantor will promptly so advise Lender; and

               (ii) Except as provided in the Credit Agreement, each Grantor agrees that it shall not grant any discount, credit or allowance to any Account Debtor without Lender's consent, except for discounts, credits and allowances for returns, rejections and damaged goods made or given in the ordinary course of such Grantor's business consistent with past practices.

          (e)  Provisions Regarding Inventory.
               ------------------------------

               (i) Each Grantor agrees that it will engage in the sale of the Inventory for fair consideration in the conduct of each Grantor's business in the ordinary course and that each of the Grantors will not engage in sales or other dispositions to creditors, sales or other dispositions in bulk, or in any way use any of the Inventory in breach of any provision of this Agreement;

               (ii) Each Grantor agrees that there shall be no sale of Inventory on consignment, approval, or under any other circumstances such that, with the exception of the subject Grantor's customary return policy applicable to the return of Inventory purchased by that Grantor's retail customers in the ordinary course, such Inventory may be returned to such Grantor without the consent of the Lender; and

               (iii) Each Grantor agrees that all Inventory now owned or hereafter acquired is and will be of good and merchantable quality free from defects (other than defects within customary trade tolerances). No tangible personal property of any Grantor is or will be stored or entrusted with a bailee or other third party without the Lender's prior written consent and approval.

          6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.
             ----------------------------------------
(a) Each Grantor hereby irrevocably constitutes and appoints Lender, and any designee of Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Lender's reasonable discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of such Grantor, without notice to or assent by any Grantor, and at any time, to do the following:

             (i) in the name of such Grantor, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral;

             (ii) if such Grantor fails or refuses to do so, continue any insurance existing pursuant to the terms of the Loan Documents, and pay all or any part of the premiums therefor and the costs thereof;

             (iii) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral;

             (iv) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral; and

             (v) pay or discharge any taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

          (b) Each Grantor hereby irrevocably constitutes and appoints Lender and any designee of Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of such Grantor, without notice to or assent by any Grantor, upon the occurrence of an Event of Default and until such Event of Default is waived in writing by the Lender, to do the following:

          (i) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications and notices in connection with accounts and other documents constituting or related to the Collateral;

          (ii) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as Lender may deem reasonably appropriate;

          (iii) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed reasonably appropriate by Lender for the purpose of collecting any and all such monies due under any Collateral whenever payable;

          (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral if such Grantor does not defend such suit, action or proceeding or if Lender believes that such Grantor is not pursuing its defense in a manner that will maximize the recovery with respect to such Collateral;

          (vi) license or, to the extent permitted by an applicable License, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any Trademark throughout the world on such terms and conditions and in such manner as Lender shall, in its sole discretion, determine; and

          (vii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and such Grantor's expense, at any time, or from time to time, all acts and other things which Lender reasonably deems necessary to perfect, preserve or realize upon the Collateral and Lender's Lien therein in order to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do and execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

       (c) Each Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Termination Date.

       (d) The powers conferred on Lender hereunder are solely to protect Lender's security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to any Grantor for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

       7.  PERFORMANCE BY LENDER OF ANY GRANTOR'S OBLIGATIONS. If any Grantor
           --------------------------------------------------
fails to perform or comply with any of its agreements contained herein or in any of the other Loan Documents, and Lender, as provided for by the terms of this Security Agreement or any other Loan Documents, shall itself perform or comply, or otherwise cause performance of or compliance with such agreement, the expenses, including reasonable attorneys' fees, of Lender incurred in connection with such performance or compliance, together with interest thereon at the default rate provided in the Credit Agreement shall be payable by each Grantor to Lender on demand and shall constitute part of the Obligations secured hereby.

       8.  REMEDIES; RIGHTS UPON AN EVENT OF DEFAULT.  (a)  If any Event of
           -----------------------------------------
Default shall occur and until such Event of Default is waived in writing by Lender, Lender may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale or as expressly required by the Credit Agreement) to or upon any Grantor or any other Person and without any further order of the Court other than the Final Order (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of any Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor notice and opportunity for a hearing on Lender's claim or action, and without paying rent to any Grantor, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such sales for such time or times as Lender deems necessary or advisable except as otherwise provided in the applicable landlord's waiver. For the purpose of enabling Lender to exercise rights and remedies under this Section 8, each Grantor hereby grants to Lender an irrevocable, non-exclusive license to use, transfer, license or sublicense any trademark or trade name now owned or hereafter acquired by such Grantor.

       Each Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at any Grantor's premises or elsewhere. Until Lender is able to effect a sale, lease or other disposition of the Collateral, Lender shall have the right to hold or use the Collateral on behalf of Lender, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, each Grantor remaining liable for any deficiency remaining unpaid after such application, and after so paying over such net proceeds and after the payment in full of the Obligations, the surplus, if any, will be delivered to the Court. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of such party. Each Grantor agrees that ten (10) days' prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, each Grantor also being liable for any and all costs and expenses incurred by Lender, including reasonable attorneys' fees, to collect such deficiency.

       (b) Each Grantor agrees to pay any and all costs of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

       (c) Except as otherwise specifically provided herein or in the Credit Agreement, to the maximum extent permitted by applicable law, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

       (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender upon receipt, in the following order of priorities:

           First, the payment in full of all fees and expenses of Lender then
           -----
    due and payable to Lender, including all expenses of Lender in connection with such sale, disposition or other realization and all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorney's fees and any other Obligations owed to Lender (other than principal, interest or Letter of Credit Obligations);

           Second, to the payment of accrued but unpaid interest on the
           ------
    Obligations;


           Third, to cash collaterize Letter of Credit Obligations as provided
           -----
    for in the Credit Agreement;

           Fourth, to the payment of unpaid principal of the Obligations;
           ------

           Fifth, to the payment of all other Obligations until all other
           -----
    Obligations shall have been paid in full; and

           Finally, any surplus then remaining from such proceeds shall be
           -------
    delivered to the Court or to payment to any Person as the Court may otherwise direct.

       9.  LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL.  Lender shall
           ----------------------------------------------------
use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of any Grantor, Lender shall account for any monies received by Lender in respect of any foreclosure on or disposition of the Collateral.

       10.  NOTICES.  Except as otherwise provided herein, whenever it is
            -------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever either of the parties desires to give or serve upon any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner as provided for in the Credit Agreement.

       11.  SEVERABILITY.  Any provision of this Security Agreement which is
            ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents, which, taken together, set forth the complete understanding and agreement of the Lender and each Grantor with respect to the matters referred to herein and therein.

       12.  NO WAIVER; CUMULATIVE REMEDIES.  Lender shall not by any act, delay,
            ------------------------------
omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion.
No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and each Grantor.

       13.  LIMITATION BY LAW.  All rights, remedies and powers provided in this
            -----------------
Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they do not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

       14.  TERMINATION OF THIS SECURITY AGREEMENT.  This Security Agreement
            --------------------------------------
shall terminate upon the Termination Date.

       15.  SUCCESSOR AND ASSIGNS.  This Security Agreement and all obligations
            ---------------------
of each Grantor hereunder shall be binding upon the successors and assigns of such Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations, any other Person that becomes a 'Lender' under the Credit Agreement, and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Lender hereunder. Each Grantor acknowledges that it may not assign, sell or otherwise transfer an interest in this Security Agreement.

       16.  GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS
            ------------------------------------------------
OTHERWISE EXPRESSLY PROVIDED HEREIN OR IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY FEDERAL COURT SITTING IN THE STATE OF TEXAS, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS
                                                            --------------------
AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL OR BY FEDERAL EXPRESS OR OTHER COURIER SERVICE ADDRESSED TO EACH GRANTOR AT THE ADDRESSES SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON EACH GRANTOR'S ACTUAL RECEIPT THEREOF.


                 [Remainder of page intentionally left blank.]

       IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


GRANTORS:                            50-OFF STORES, INC.,
--------                             a Delaware corporation



                                     By: /s/ CHARLES J. FUHRMANN II
                                        --------------------------------------
                                        Charles J. Fuhrmann, II
                                        President



                                     50-OFF MULTISTATE OPERATIONS, INC.,
                                     a Nevada corporation



                                     By: /s/ CHARLES J. FUHRMANN II
                                        --------------------------------------
                                        Charles J. Fuhrmann, II
                                        President


                                     50-OFF OPERATING COMPANY
                                     a Nevada corporation



                                     By: /s/ CHARLES J. FUHRMANN II
                                        --------------------------------------
                                        Charles J. Fuhrmann, II
                                        President


                                     50-OFF TEXAS STORES, L.P.,
                                     a Texas limited partnership

                                     By:   50-OFF Texas Management, Inc.,
                                           a Nevada corporation,
                                           its managing general partner



                                                By: /s/ CHARLES J. FUHRMANN II
                                                  -----------------------------
                                                   Charles J. Fuhrmann, II
                                                   President

LENDER:                             GENERAL ELECTRIC CAPITAL CORPORATION
------



                                    By: /s/ General Electric Capital Corporation
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------

                                  SCHEDULE 1
                                  ----------

                            Location of Collateral
                            ----------------------

     1. Collateral is located at each of the non-rejected store locations identified in the attached exhibit of store leases.
     2. Further collateral is located at 8750 Tesoro Drive, San Antonio, Bexar County, Texas 78217.
     3. Further collateral is located at the warehouse of DFW Logistics located at 3801 La Reunion Parkway, Dallas, Dallas County, Texas 75212.

                   TRADEMARK AND LICENSE SECURITY AGREEMENT
                   ----------------------------------------

          THIS TRADEMARK AND LICENSE SECURITY AGREEMENT (this "Agreement") is made as of November 18, 1996, by and among 50-OFF Stores, Inc., a Delaware corporation, 50-OFF Texas Stores, L.P., a Texas limited partnership, 50-OFF Operating Company, a Nevada corporation, and 50-OFF Multistate Operations, Inc., a Nevada corporation (collectively, the "Borrowers"), and General Electric Capital Corporation, a New York corporation (the "Lender") (as such terms are defined in the Credit Agreement defined below).

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Borrowers and the Lender are parties to that certain $15,000,000 Senior Secured Super Priority Debtor-in-Possession Revolving Credit Agreement of even date herewith (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Credit Agreement"), pursuant to
                                                 ----------------
which the Lender may, from time to time, extend credit to the Borrowers; and

          WHEREAS, the Borrowers and the Lender are parties to that certain Security Agreement of even date herewith (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Security Agreement"),
                                                          ------------------
pursuant to which each of the Borrowers has granted a security interest in certain of its assets to the Lender; and

          WHEREAS, the Lender has required each of the Borrowers to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the Obligations (as defined in the Credit Agreement) and (ii) as a condition precedent to any extension of credit under the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises set forth herein and
for other good and valuable consideration, the   receipt and sufficiency of
which are hereby acknowledged, each Borrower agrees as follows:


1.     Defined Terms.
       -------------

          (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the

Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.

          (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and paragraph references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise
                                                 ----------
specified.

          2.  Incorporation of Premises.  The premises set forth above are
              -------------------------
incorporated into this Agreement by this reference thereto and are made a part hereof.

          3.  Incorporation of the Credit Agreement.  The Credit Agreement
              -------------------------------------
and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

          4.  Security Interest in Trademarks.  To secure the complete and
              -------------------------------
timely payment, performance and satisfaction of all of the Obligations, each Borrower hereby grants to the Lender, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of each Borrower's now owned or existing and hereafter acquired or arising: (i) trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule 1 attached hereto and made a part hereof, and
                       ----------
(a) all renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (c) the right to sue for past, present and future infringements and dilutions thereof, (d) the goodwill of each Borrower's business symbolized by the foregoing and connected therewith, and

(e) all of each Borrower's rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names, registered trademarks and trademark applications, service marks, registered service marks and service mark applications, together with the items described in clauses (a)-(e) in this
                                                   ---------------
paragraph 4(i), are sometimes hereinafter individually and/or collectively
--------------
referred to as the "Trademarks"); and (ii) the goodwill of each Borrower's
                    ----------
business connected with and symbolized by the Trademarks.

          5.      Security Interest in Licenses. To secure the complete and
                  -----------------------------
timely payment, performance and satisfaction of all of the Obligations, each Borrower hereby grants to the Lender, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of each Borrower's now owned or existing and hereafter acquired or arising rights under or interest in any license agreements with any other party, whether such Borrower is a licensee or licensor under any such license agreement, including, without limitation, license agreements listed on Schedule 2 attached hereto and
                                                 ----------
made a part hereof, together with any goodwill connected with and symbolized by any such license agreements, and the right to use the foregoing in connection with the enforcement of the Lender's rights under the Credit Agreement, including without limitation, the right to prepare for sale and sell any and all Inventory now or hereafter owned by any Borrower and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses"). Notwithstanding the foregoing provisions of this paragraph 5,
     --------                                                     -----------
the Licenses shall not include any license agreement in effect as of the date hereof which by its terms prohibits the grant of the security contemplated by this Agreement; provided, however, that upon the termination of such
                --------  -------
prohibitions for any reason whatsoever, the provisions of this paragraph 5 shall
                                                               -----------
be deemed to apply thereto automatically.

          6.      Restrictions on Future Agreements.  None of the Borrowers
                  ---------------------------------
will, without the Lender's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and each Borrower further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others subject to its control, including, without limitation, licensees, or fail to take any action, which would in any material respect affect the validity or enforcement of the rights transferred to the Agent under this Agreement or the rights associated with the Trademarks or the Licenses.

          7.  New Trademarks and Licenses.  Each Borrower represents and
              ---------------------------
warrants that, from and after the Closing Date, (a) the Trademarks listed on
Schedule 1 include all of the trademarks, trade names, registered trademarks,
----------
trademark applications, service marks, registered service marks and service mark applications now owned or held by any Borrower, (b) the Licenses listed on
Schedule 2 include all of the license agreements under which any Borrower is the
----------
license or licensor, and (c) no liens, claims or security interests in such Trademarks or Licenses have been granted by any Borrower to any Person other than the Lender and except as disclosed in the Credit Agreement. If, prior to the termination of this Agreement, any Borrower shall (i) obtain rights to any new trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) obtain rights to any new license agreements, (iii) become entitled to the benefit of any trademarks, trade names, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals or license agreements whether as licensee or licensor, or (iv) enter into any new license agreement, the provisions of paragraphs 4 & 5, as applicable, above shall automatically apply thereto (to the
----------------
extent permitted by licensors under agreements in connection with the granting of such licenses). Each Borrower shall give to the Agent written notice of events described in clauses (i), (ii), (iii), and (iv) of the preceding sentence
                    -------------------------     ----
promptly after the occurrence thereof. Each Borrower hereby authorizes the Lender to modify this Agreement unilaterally (i) by amending Schedule 1 to
                                                             ----------
include any future trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, which are Trademarks under paragraph 4 above or under this
                                         -----------
paragraph 7, (ii) by amending Schedule 2 to include any future license
-----------                   ----------
agreements which are licenses under paragraph 5 above or under this paragraph 7,
                                    -----------                     -----------
and (iii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule 1 thereto, as the
                                                     ----------
case may be, such future trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and containing on Schedule 2 thereto, as the case may be, such future license
              ----------
agreements.

          8.  Royalties.  Each Borrower hereby agrees that the use by the
              ---------
Lender of the Trademarks and the Licenses as authorized hereunder in connection with the Lender's exercise of its rights and remedies under paragraph 16 or
                                                            ------------
pursuant to any Loan Document shall be coextensive with each Borrower's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Lender to the Borrowers.

          9.  Right to Inspect; Further Assignments and Security Interest.
              -----------------------------------------------------------
The Lender may at all times, in accordance with the Credit Agreement, have access to, examine, audit, make copies (at such Borrower's expense) and extracts from and inspect each Borrower's premises and examine each Borrower's books, records and operations relating to the Trademarks or the Licenses. Each Borrower agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks without the prior and express written consent of the Lender, and (ii) not to sell or assign its respective interests in the Licenses without the prior and express written consent of the Lender.

          10.  Nature and Continuation of the Lender's Security Interest;
               ----------------------------------------------------------
Termination of the Lender's Security Interest. This Agreement is made for
---------------------------------------------
collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and the Licenses and shall terminate only when the Obligations have been paid in full and the Commitment, the Credit Agreement and the Security Agreement have been terminated. When this Agreement has terminated, the Lender shall promptly execute and deliver to the Borrower Representative, at the Borrowers' expense, all termination statements and other instruments as may be necessary or proper to terminate the Lender's security interest in the Trademarks and in the Licenses, subject to any disposition thereof which may have been made by the Lender pursuant to this Agreement or the Security Agreement.

          11.  Duties of the Borrowers.  Each Borrower shall have the duty:
               -----------------------
(i) to the extent desirable in the normal conduct of each Borrower's business,
(x) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement and (y) to take all reasonable and necessary action to preserve and maintain all of each Borrower's rights in the Licenses, and (ii) to make application for trademarks or service marks. Each Borrower further agrees (i) not to abandon any Trademark or any License without the prior written consent of the Lender, and (ii) to use its best efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of any Borrower's business. Any expenses incurred in connection with the foregoing shall be borne by the Borrowers. The Lender shall not have any duty with respect to the Trademarks or the Licenses. Without limiting the generality of the foregoing, the Lender shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks or the Licenses against any other parties, but the Lender may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of the Borrowers and shall be added to the Obligations secured hereby.

          12.  The Lender's Right to Sue.  From and after the occurrence of
               -------------------------
an Event of Default, the Lender shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and Licenses and, if the Lender shall commence any such suit, each Borrower shall, at the request of the Lender, do any and all lawful acts and execute any and all proper documents reasonably required by the Lender in aid of such enforcement. Each Borrower shall, upon demand, promptly reimburse the Lender for all costs and expenses incurred by the Lender in the exercise of its rights under this paragraph 12 (including, without limitation, reasonable fees and expenses of
------------
attorneys and paralegals for the Lender).

          13. Waivers. The Lender's failure, at any time or times hereafter, to
              -------
require strict performance by each Borrower of any provision of this Agreement shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith nor shall any course of dealing between any Borrower and the Lender have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Agreement shall be deemed to have been suspended or waived by the Lender unless such suspension or waiver is in writing signed by an officer of the Lender and directed to such Borrower specifying such suspension or waiver.

          14.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          15.  Modification.  This Agreement cannot be altered, amended or
               ------------
modified in any way, except as specifically provided in paragraph 7 hereof or by
                                                        -----------
a writing signed by the parties hereto.

          16.  Power of Attorney; Cumulative Remedies.  (a) Each Borrower
               --------------------------------------
hereby irrevocably designates, constitutes and appoints the Lender (and all officers and agents of the Lender designated by the Lender in its sole and absolute discretion) as each Borrower's true and lawful attorney-in-fact, and authorizes the Lender and any of the Lender's designees, in any Borrower's or the Lender's name, from and after the occurrence of an Event of Default, and upon the giving by the Lender of notice to any Borrower of the Lender's intention to enforce its rights and claims against such Borrower, to take any action and execute any instrument necessary or reasonably advisable to accomplish the purposes of this Agreement, including, without limitation, to (i) endorse the Borrower's name on all applications, documents, papers and instruments necessary or reasonably desirable for the Lender in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone, if permitted by their terms or by the Court, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or the Licenses, if permitted by their terms or by the Court, to anyone, and (iv) take any other actions with respect to the Trademarks or the Licenses as the Lender deems in its best interest. Each Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable. Each Borrower acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Lender under the Security Agreement, any other Loan Document or the Final Order, but rather is intended to facilitate the exercise of such rights and remedies.

          (b) The Lender shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence of an Event of Default and the election by the Lender to exercise any of its remedies under
Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks or the Licenses, each Borrower agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Lender or any transferee of the Lender and to execute and deliver to the Lender or any such transferee all such agreements, documents and instruments as may be necessary, in the Lender's sole discretion, to effect such assignment, conveyance and transfer. All of the Lender's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement or by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence of an Event of Default, the Lender may exercise any of the rights and remedies provided in this Agreement, the Security Agreement, any of the other Loan Documents and the Final Order. Each Borrower agrees that any notification of intended disposition of any of the Trademarks or Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition; provided, however, that the Lender may give any shorter notice
                  --------  -------
that is commercially reasonable under the circumstances or approved by the Court.

          17.  Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
each Borrower and its successors and assigns, and shall inure to the benefit of each of the Lender and its nominees, successors and assigns. Each Borrower's successors and assigns shall include, without limitation, a receiver, or a trustee of or such Borrower; provided, however, that none of the Borrowers shall
                             --------  -------
voluntarily assign or transfer its rights or obligations hereunder without the Lender's prior written consent.

          18.  Governing Law.  This Agreement shall be construed and enforced
               -------------
and the rights and duties of the parties shall be governed by in all respects in accordance with the laws and decisions of the State of Georgia without reference to the conflicts of law principles thereof.

          19.  Notices.  All notices or other communications hereunder shall
               -------
be given in the manner and to the addresses set forth in the Credit Agreement.

          20.  Paragraph Titles.  The paragraph titles herein are for
               ----------------
convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          21.  Execution in Counterparts.  This Agreement may be executed in
               -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          22.  Merger.  This Agreement represents the final agreement of the
               ------
Borrowers and the Lender with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between any Borrower.

          23.  This Agreement shall become effective on the Closing Date.


               [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


Sworn to and subscribed                  50-OFF STORES, INC.
before me this ___ day of
November, 1996.
                                          By: /s/ 50-OFF Stores, Inc.
                                             -----------------------------------
--------------------------------------    Its:
NOTARY PUBLIC                                 ----------------------------------

--------------------------------------
My Commission Expires
                                          Accepted and agreed to as
                                          of the day and year first
                                          above written.


Sworn to and subscribed                   50-OFF TEXAS STORES, L.P.
before me this ___ day of
November, 1996.
                                          By: /s/ 50-OFF Texas Management, Inc.
                                             -----------------------------------
--------------------------------------    Its:
NOTARY PUBLIC                                 ----------------------------------

--------------------------------------
My Commission Expires
                                          Accepted and agreed to as
                                          of the day and year first
                                          above written.


Sworn to and subscribed                   50-OFF OPERATING COMPANY
before me this ___ day of
November, 1996.
                                          By: /s/ 50-OFF Operating Company
--------------------------------------       -----------------------------------
NOTARY PUBLIC                             Its:
                                              ----------------------------------
--------------------------------------
My Commission Expires

Sworn to and subscribed            50-OFF MULTISTATE OPERATIONS, INC.
before me this ___ day of
November, 1996.
                                   By: /s/ 50-OFF Multistate Operations, Inc.
-------------------------------       ------------------------------------------
NOTARY PUBLIC                      Its:
                                      ------------------------------------------
-------------------------------
My Commission Expires
                                   Accepted and agreed to as
                                   of the day and year first
                                   above written.


Sworn to and subscribed            GENERAL ELECTRIC CAPITAL
before me this ___ day of          CORPORATION
November, 1996.

-------------------------------    By: /s/ General Electric Capital Corporation
NOTARY PUBLIC                         ------------------------------------------
                                   Its:
-------------------------------        -----------------------------------------
My Commission Expires

                                   Schedule 1
                                       to
                    Trademark and License Security Agreement

                         Dated as of November 18, 1996

                               Current Trademarks
                               ------------------

                                                         SECTION
                                                            8
                                                         & 15 DUE    RENEWAL
COUNTRY    REG. NO.   REG. DATE          MARK              BY          DATE
---------  ---------  ---------  ---------------------   --------    -------
Mexico       482,205   12/22/92  The 50-Off (Plus           n/a      4/23/02
                                 Design)

U.S.       1,710,636    8/25/92  The 50-Off (Plus         8/25/98    8/25/02
                                 Design)

U.S.       1,710,637    8/25/92  50 Off (Plus Design)     8/25/98    8/25/02

U.S.       1,716,901    9/16/92  50-Off Why Pay More      9/15/98    9/15/02
                                 (Plus Design)

U.S.       1,818,263    1/25/94  50-Off Stores Where      1/25/00    1/25/04
                                 You Save as Much as
                                 you Spend

U.S.       1,494,671    6/28/88  The 50-Off (Plus           n/a      6/28/08
                                 Design)




                                   Tradenames
                                   ----------



                        Trademarks Not Currently In Use
                        -------------------------------



       Name                                     Registration No.
       ----                                     ----------------

                   Trademarks and Service Mark Applications
                   ----------------------------------------


                                             Section 8
                                                &          Renewal
 Country   Docket No.  Reg. Date    Mark     15 Due By      Date
---------  ----------  ---------  --------   ---------     -------

U.S.       060615.120     n/a     Lots Off      n/a        n/a

                                  SCHEDULE 2
                                  ----------

                              License Agreements
                              ------------------

     The sole licenses, permits and approvals of Borrowers consist of sales tax permits, certificates of occupancy, and food and non-alcoholic beverage licenses which will be provided to Lender within ten (10) business days of written request therefor from Lender to Borrowers.

                            STOCK PLEDGE AGREEMENT
                            ----------------------


       This Stock Pledge Agreement (this "Agreement"), entered into as of this 18 day of November, 1996, by and between 50-OFF Stores, Inc., a Delaware corporation (the "Pledgor") and General Electric Capital Corporation, a New York corporation (the "Lender"),


                             W I T N E S S E T H :
                             ---------------------


       WHEREAS, the Pledgor is the owner of the issued and outstanding stock of each of the Subsidiaries listed on Schedule 1 attached hereto in the percentage
                                   ----------
amounts set forth on Schedule 1 attached hereto (the "Subsidiaries"); and
                     ----------

       WHEREAS, the Pledgor, 50-OFF Texas Stores, L.P., a Texas limited partnership, 50-OFF Operating Company, a Nevada corporation, and 50-OFF Multistate Operations, Inc., a Nevada corporation (together with Pledgor, referred to collectively as the "Borrowers") and the Lender are parties to that certain $15,000,000 Senior Secured Super Priority Debtor-In-Possession Revolving Credit Agreement of even date herewith among Pledgor (as amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lender has agreed to extend credit to the Borrowers in an aggregate amount not to exceed $15,000,000; and

       WHEREAS, in consideration for, among other things, the Lender's execution of the Credit Agreement, and to secure the payment and performance of the Obligations of the Borrowers under the Credit Agreement, the Pledgor has agreed to pledge to the Lender all of the shares of stock of Subsidiaries owned by the Pledgor (the "Stock");

       NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

       1.   Security Interest.  The Pledgor hereby unconditionally pledges,
            -----------------
transfers, conveys, grants and assigns to the Lender and its successors and assigns a continuing security interest in and security title to the Stock owned by it and all substitutions therefor and replacements thereof, all proceeds and products thereof and all rights relating thereto, including, without limitation, the certificates representing the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Stock, whether now owned or hereafter acquired by the Pledgor. The Pledgor has delivered to the Lender certificates representing the Stock owned by it, and an undated stock power endorsed in blank, as security for the Obligations; it being the intention of the parties hereto that record and beneficial ownership of the Stock including, without limitation, all voting and consensual rights shall remain in the Pledgor until the occurrence of an Event of Default and until the Lender shall notify the Pledgor of the Lender's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.
                                ---------

       2.   Additional Shares.  In the event that, during the term of this
            -----------------
Agreement:

            (a) any stock dividend, stock split, reclassification, readjustment or other change is declared or made in the capital structure of any of the Subsidiaries, or any new stock is issued by any of the Subsidiaries, all new, substituted, and additional shares, or other securities, shall be issued to the Pledgor, and shall be promptly delivered to the Lender, together with undated stock powers endorsed in blank by the Pledgor and shall thereupon constitute additional Stock, to be held by the Lender under the terms of this Agreement; and

            (b) any subscriptions, warrants or any other rights or options issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the

       Pledgor, together with appropriate powers, shall be promptly delivered to the Lender and shall thereupon constitute additional Stock, to be held by the Lender under the terms of this Agreement.

       3.   Representations and Warranties.  The Pledgor hereby represents and
            ------------------------------
warrants to the Lender that: (a) except for the security interest created hereby, the Pledgor is and will at all times be the legal and beneficial owner of the Stock free and clear of all Liens; (b) all shares of capital stock from time to time constituting the Stock, either have been or will be duly authorized, validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and the Stock constitutes such percentage of the issued and outstanding shares of capital stock of each of the Subsidiaries as set forth on Schedule 1 attached hereto; (c) the Pledgor has the
                             ----------
unencumbered right and power to pledge the Stock, as provided herein; and (d) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, the security interest of the Lender in the Stock, have been duly taken, upon the taking possession by the Lender of certificates constituting Stock on the date hereof.

       4.   Default.  Upon the occurrence of an Event of Default and until such
            -------
Event of Default is waived in writing by the Lender, the Lender may, in accordance with Section 9.2 of the Credit Agreement, sell or otherwise dispose
                -----------
of the Stock, at a public or private sale or make other disposition of the Stock, or any portion thereof, and the Lender may purchase the Stock, or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be first applied to the reasonable costs of the Lender incurred in connection with the sale, expressly including, but not limited to, any costs under Section 7 hereof, and then applied as set forth in
                            ---------
the Credit Agreement, and the Borrowers shall remain liable for any deficiency.

       5.   Additional Rights of Secured Party.  In addition to its rights and
            ----------------------------------
privileges under this Agreement, the Lender, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction.

       6.   Return of Stock to the Pledgor.  On the Termination Date, the Lender
            ------------------------------
shall return the remaining Stock and all rights received by the Lender as a result of its possessory interest in the Stock to the Pledgor (except to the extent the Stock is subject to remedies then being exercised by the Lender hereunder), and this Agreement shall terminate.

       7.   Disposition of Stock by Lender.  The Stock is not registered or
            ------------------------------
qualified under the various Federal or state securities laws of the United States and disposition thereof after an Event of Default, in accordance with

Section 4 above, may be restricted to one or more private (instead of public)
---------
sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Lender may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock was registered and qualified pursuant to Federal and state securities laws and sold on the open market. The Pledgor, therefore, agrees that:

            (a) if the Lender shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Lender shall have the right to rely upon the advice and opinion of any national investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

            (b) that such reliance shall be conclusive evidence that the Lender has handled such disposition in a commercially reasonable manner.

       8.   Pledgor's Obligations Absolute.  The obligations of the Pledgor
            ------------------------------
under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against other security or liens available to the Lender. The Pledgor waives any right to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Lender to any other security or collateral for the Obligations.

       9.   Voting Rights.
            -------------

            (a) After the occurrence of an Event of Default, motion for authorization filed with the Court and entry of an order of the Court pursuant to Section 9.2 of the Credit Agreeent, (i) the Lender may, upon ten (10) calendar days' prior notice to the Pledgor of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock but under no circumstances is the Lender obligated by the terms of this Agreement to exercise such rights (and if the Lender fails to exercise such rights, the Pledgor may continue to exercise such rights), and (ii) the Pledgor hereby appoints the Lender, which appointment shall be effective on the 10th day following the giving of notice by the Lender as provided in the foregoing Section 9(a)(i), the
                                                         ---------------
       Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Lender deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable until this Agreement is terminated pursuant to
       Section 6 hereof.
       ---------

            (b) For so long as the Pledgor shall have the right to vote the Stock, the Pledgor covenants and agrees that it will not, without the prior written consent of the Lender, vote or take any consensual action with respect to the Stock which would constitute a breach of any covenant or condition under the Credit Agreement or any other Loan Document.

       10.  Notices.  All notices and other communications required or permitted
            -------
hereunder shall be in writing and shall be given in the manner and at the addresses as set forth in the Credit Agreement.

       11.  Governing Law; Entire Agreement.  This Agreement shall be construed
            -------------------------------
and interpreted in accordance with the internal laws of the State of Georgia applicable to agreements made and to be performed wholly within the State of Georgia. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Lender and the Pledgor and delivered by the Lender to the Pledgor.

       12.  Severability.  If any paragraph of this Agreement, or part thereof,
            ------------
shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

       13.  Successors and Assigns.  This Agreement shall be binding upon the
            ----------------------
Pledgor and its successors and assigns, and shall inure to the benefit of the Lender, any other Person which subsequently becomes a 'Lender' under the Credit Agreement, and their respective successors and assigns.

       14.  Counterparts.  This Agreement may be executed in multiple
            ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.


               [Remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


PLEDGOR:                         50-OFF STORES, INC.


                                 By: /s/ 50-OFF Stores, Inc.
                                    --------------------------------------------

                                 Its:
                                     -------------------------------------------



                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By: /s/ General Electric Capital Corporation
                                    --------------------------------------------

                                        Its:
                                            ---------------------------------

                                  SCHEDULE 1
                                  ----------

                       Outstanding Stock of Subsidiaries

               ENTITY                    SHARES          OWNED BY        PERCENTAGE
                                       OUTSTANDING                        OWNERSHIP
-----------------------------------------------------------------------------------
50-OFF Multistate Operations, Inc.       25,000      50-OFF Stores, Inc.    100%
-----------------------------------------------------------------------------------
50-OFF Operating Company                 25,000      50-OFF Stores, Inc.    100%
-----------------------------------------------------------------------------------
50-OFF Texas Management, Inc.            25,000      50-OFF Stores, Inc.    100%
-----------------------------------------------------------------------------------
You Pay Half Investments, Inc.           25,000      50-OFF Stores, Inc.    100%
-----------------------------------------------------------------------------------


                                   GUARANTY
                                   --------


       THIS GUARANTY (this "Guaranty") is made and entered into as of November 18, 1996 by 50-OFF TEXAS MANAGEMENT, INC., a Nevada corporation (the "Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326 ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to and subject to the terms and conditions of that certain $15,000,000 Senior Secured Super Priority Debtor-In-Possession Revolving Credit Agreement dated as of November 18, 1996, by and among 50-Off Stores,
Inc. a Delaware corporation ("Parent"), 50-Off Texas Stores, L.P., a Texas limited partnership, 50-Off Multistate Operations, Inc., a Nevada corporation, and 50-Off Operating Company, a Nevada corporation, (together with Parent, collectively referred to as "Borrowers" and individually as a "Borrower") and Lender (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lender has agreed, among other things, to make Advances to Borrowers pursuant to the Credit Agreement (except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement); and

            WHEREAS, Parent owns 100% of the issued and outstanding capital stock of the Guarantor; and

          WHEREAS, the transactions contemplated by the Credit Agreement will confer, directly or indirectly, a benefit on the Guarantor; and

          WHEREAS, Lender is willing to make Advances as and to the extent provided for in the Credit Agreement, but only upon the condition, among others, that the Guarantor shall have executed and delivered this Guaranty in favor of Lender for the benefit of securing the Obligations under the Loan Documents;

          NOW, THEREFORE, in consideration of the premises and in order to induce Lender to extend credit under the Credit Agreement, the Guarantor hereby agrees with Lender, for the benefit of Lender, as follows:

          SECTION 1.  THE GUARANTY.  The guaranty of the Guarantor hereunder
                      ------------
is as follows:

          SECTION 1.1  Guaranty of Extensions of Credit to Borrowers.  The
                       ---------------------------------------------
Guarantor hereby unconditionally and irrevocably guarantees to Lender and its successors, endorsees, transferees and assigns, the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) and performance of all of the Obligations. The Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be joint and several with every other guarantor and any other Persons which may at any time or from time to time be or become directly or indirectly financially responsible to Lender with respect to the Obligations and shall be under all circumstances primary, absolute and unconditional, irrespective of, and unaffected by:

              (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, the Credit Agreement, any Loan Document or other agreement, document or instrument to which any Borrower or the Guarantor (collectively, a "Loan Party") is or may become a party;

              (b) the absence of any action to enforce this Guaranty, the Credit Agreement, any Loan Document or the waiver or consent by Lender with respect to any of the provisions thereof;

              (c) the existence, value or condition of, or failure of Lender to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Lender in respect thereof (including, without limitation, the release of any such security);

              (d) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or the like of the Guarantor;

              (e) any merger or consolidation of any Loan Party into or with any other Person, or any sale, lease or transfer of any or all of the assets of any Loan Party to any other Person;

              (f) any circumstance other than full and final payment which might constitute a defense available to, or a discharge of, any Loan Party;

          (g) absence of any notice to, or knowledge by, the Guarantor of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (f); or

          (h) any sale, transfer or other disposition by Parent of any stock of the Guarantor;

it being agreed by the Guarantor that its obligations under this Guaranty shall not be discharged until the Termination Date or the release in writing of the Guarantor by Lender of the Guarantor's obligations hereunder, whichever shall occur first. The Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations and specifically agrees that, notwithstanding any discharge of any Borrower or any other Person or the operation of any provision of the Bankruptcy Code with respect to the Obligations or any such Persons, the Guarantor shall be fully responsible for paying all interest and costs of enforcement or preservation and protection of Collateral which may at any time accrue with respect to the Obligations. The Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to proceed in respect of the Obligations against any Borrower or any other Person or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, the Guarantor. The Guarantor agrees that any notice or directive given at any time to Lender which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by , and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty unless Lender has specifically agreed otherwise in writing. It is agreed between the Guarantor and Lender that the foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and that, but for this Guaranty and such waivers, Lender will decline to extend credit under the Credit Agreement.

          SECTION 1.2  Maximum Guaranteed Amount.  Notwithstanding any other
                       -------------------------
provision of this Guaranty to the contrary, if the obligations of the Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of the Guarantor's liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

          SECTION 1.3  Enforcement of Guaranty.  In no event shall Lender have
                       -----------------------
any obligation (although it is entitled, at its option) to proceed against any Borrower or any other Person or any real or personal property pledged to secure the Obligations before seeking satisfaction from the Guarantor, and Lender may proceed, prior or subsequent to, or simultaneously with, the enforcement of Lender's rights hereunder, to exercise any right or remedy which it may have against any property, real or personal, as a result of any Lien it or they may have as security for all or any portion of the Obligations.

          SECTION 1.4  Waiver.  The Guarantor hereby waives diligence,
                       ------
presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Obligations, notice of adverse change in any Borrower's financial condition or any other fact which might materially increase the risk to the Guarantor) with respect to any of the Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Lender will use reasonable efforts to mitigate the damages resulting from any default under the Obligations. Notwithstanding the foregoing, however, the Guarantor hereby waives any defense based on the failure of Lender or any holder of any Obligation to mitigate the damages resulting from any default with respect to such Obligations. The Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses of any kind against Lender, any Borrower or any other Person that executes a Loan Document. The Guarantor hereby waives, to the extent permitted by applicable law: (a) defenses and offsets of any kind which may arise in the future against Lender, any Borrower or any other Person that executes a Loan Document, and (b) the right to interpose any counterclaim or cross-claim, except to the extent that the failure to assert any such counterclaim or cross-claim would permanently preclude the prosecution of or recovery upon same; provided that the
                                                               --------
Guarantor agrees that any such counterclaim will not be used as an offset against any recovery by Lender hereunder.

          SECTION 1.5  Benefit of Guaranty.  The provisions of this Guaranty are
                       -------------------
for the benefit of Lender and its respective successors, transferees, endorsees and assigns. In the event all or any part of the Obligations are transferred, endorsed or assigned by Lender to any Person or Persons in accordance with the terms of the Credit Agreement, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

          SECTION 1.6  Modification of Obligations.  If Lender shall at any time
                       ---------------------------
or from time to time, with or without the consent of, or notice to, the
Guarantor:

              (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Obligations;

              (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

              (c)  amend or modify, in any manner whatsoever, any Loan Document;

              (d) extend or waive the time for the Guarantor's or any other Person's performance of, or compliance with, any term, covenant or agreement on the Guarantor's or any other Person's part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

              (e) take and hold security or collateral for the payment of the Obligations, or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Lender has been granted a Lien, to secure any indebtedness of the Guarantor or any Borrower to Lender;

              (f) release or limit the liability of anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor or any Borrower to Lender;

              (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor or any Borrower are subordinated to the claims of Lender; and/or

              (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantor or any Borrower to Lender in such manner as Lender shall determine in its discretion;

then Lender shall not incur any liability to the Guarantor pursuant hereto as a result thereof and no such action shall impair or otherwise affect or release the obligations of the Guarantor under this Guaranty.

          SECTION 1.7  Reinstatement.  This Guaranty shall remain in full force
                       -------------
and effect and continue to be effective in the event any petition is filed by or against the Guarantor for liquidation or reorganization, in the event the Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of the Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          SECTION 1.8  No Subrogation.  Notwithstanding any payment or payments
                       --------------
made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of Lender against any Borrower or against any collateral security or guaranty or right of offset held by Lender for the payment of the Obligations, nor shall the Guarantor seek any reimbursement from any Borrower in respect of payments made by the Guarantor hereunder, until the Termination Date. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by the Guarantor in trust for Lender, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to Lender, if required), to be applied against the Obligations, whether matured or unmatured, in the manner provided in the Credit Agreement.

          SECTION 1.9  Continuing Guaranty.  This Guaranty is a continuing
                       -------------------
guaranty and shall (i) remain in full force and effect until the Termination Date, (ii) be binding upon the Guarantor and its respective successors and permitted assigns, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of Lender and its respective successors, transferees and assigns.

          SECTION 2.  DELIVERIES.  In a form satisfactory to Lender, the
                      ----------
Guarantor shall deliver to Lender, concurrently with the execution of this Guaranty, such Loan Documents and other instruments, certificates and documents as are required to be delivered by the Guarantor to Lender under the Credit Agreement.

          SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS. (a)  The
                      -----------------------------------------
Guarantor hereby makes all representations and warranties, and agrees to comply with all of the obligations, requirements and restrictions in the representations, warranties and covenants contained in the Credit Agreement, to the extent such obligations, requirements and restrictions are expressly applicable to the Guarantor.

          (b)  The Guarantor further represents and warrants to Lender that:
(i) the execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental authority, do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Guarantor, or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor and will not result in the creation or imposition of any Lien on any asset of the Guarantor (other than pursuant to the Loan Documents); and (ii) this such Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

          SECTION 4.  FURTHER ASSURANCES.  The Guarantor agrees, upon the
                      ------------------
written request of Lender, and at the Guarantor's expense, to execute and deliver to Lender, from time to time, any additional instruments or documents considered reasonably necessary by Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

          SECTION 5.  RIGHT OF SET-OFF.  In addition to and not in limitation of
                      ----------------
all rights of offset that Lender or any other holder of any Obligation may have under applicable law or under the Credit Agreement, Lender or any other holder of any Obligation shall, upon the occurrence of any Event of Default and whether or not Lender or such holder has made any demand or whether the Guarantor's obligations are matured, have the right to appropriate and apply to the payment of the Guarantor's obligations hereunder, all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing, Lender whether or not related to this Guaranty or any transaction hereunder.

          SECTION 6.  MISCELLANEOUS PROVISIONS.
                      ------------------------

          SECTION 6.1  Amendments.  Any amendment or waiver of any provision of
                       ----------
this Guaranty and any consent to any departure by the Guarantor from any provision of this Guaranty, shall be effective only if made pursuant to a written instrument executed by the Guarantor and Lender (or, if a waiver or a consent, a written letter or agreement executed by Lender).

          SECTION 6.2  Headings.  The headings in this Guaranty are for purposes
                       --------
of reference only and shall not otherwise affect the meaning or construction or any provision of this Guaranty.

          SECTION 6.3  Severability.  The provisions of this Guaranty are
                       ------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Guaranty in any jurisdiction.

          SECTION 6.4  NOTICES.  Except as otherwise provided herein, whenever
                       -------
it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever either of the parties desires to give or serve upon any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner provided for in Section
10.9 of the Credit Agreement and, in the case of the Guarantor, delivered to the Guarantor at its respective address listed on Schedule 1 to this Guaranty.
                                              ----------

          SECTION 6.5  Remedies Cumulative.  Each right, power and remedy of
                       -------------------
Lender provided in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of all such other rights, powers or remedies, and no failure or delay on the part of Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

          SECTION 6.6  Statute of Limitations.  To the full extent permitted by
                       ----------------------
applicable law, the Guarantor hereby waives the right to plead any statute of limitations as a defense to performance of its obligations under, or enforcement of, this Guaranty.

          SECTION 6.7  Final Expression.  This Guaranty, together with any other
                       ----------------
agreement executed in connection herewith, is intended by the parties as a final expression of this Guaranty and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Guaranty shall not be relevant to determine the meaning of this Guaranty even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          SECTION 6.8  Financial Status.  The Guarantor hereby assumes
                       ----------------
responsibility for keeping itself informed of the financial condition of each Borrower and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and the Guarantor hereby agrees that Lender shall have no duty to advise the Guarantor of information known to Lender regarding such condition or any such circumstances.

          SECTION 6.9   Assignability.  This Guaranty shall be binding on the
                        -------------
Guarantor and its respective successors and shall inure to the benefit of Lender and its respective successors and assignees. This Guaranty may not be assigned by the Guarantor without the prior written consent of Lender.

          SECTION 6.10  Non-Waiver.  The failure of Lender to enforce any right
                        ----------
or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Lender, nor excuse the Guarantor from its obligations hereunder.

          SECTION 6.11  GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.
                        ------------------------------------------------
EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF TEXAS, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO
           --------
PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF LENDER.
THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE
                                --------------------
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE

OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL OR BY FEDERAL EXPRESS OR OTHER COURIER SERVICE ADDRESSED TO THE GUARANTOR AT ITS RESPECTIVE ADDRESS SET FORTH ON SCHEDULE 1 HERETO AND THAT
                                                 ----------
SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE GUARANTOR'S ACTUAL RECEIPT THEREOF.

          SECTION 6.12 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN
                       ---------------------------
CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS GUARANTY, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTION THERETO.

             SECTION 6.13  Acknowledgements.  The Guarantor hereby acknowledges
                           ----------------
that:

              (a) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty;

              (b) Lender has no fiduciary relationship to the Guarantor, and the relationship between Lender, on the one hand, and the Guarantor, on the other hand, is solely that of creditor and debtor, respectively; and

              (c) no joint venture exists among Lender or among the Guarantor and Lender.

               [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.



GUARANTOR:                  50-OFF TEXAS MANAGEMENT, INC.,
---------
                            A NEVADA CORPORATION


                            By: /s/ 50-OFF Texas Management, Inc.
                               -------------------------------------------------
                            Name:
                            Title:

                                  SCHEDULE 1
                                  ----------

                               Notice Addresses

     50-OFF Texas Management, Inc.
     Attn: Charles J. Fuhrmann, II.
     8750 Tesoro Drive
     San Antonio, Texas 78217
     Telephone: (210) 805-9300
     Facsimile: (210) 804-4980

     With a copy to:

     Sheinfeld, Maley & Kay, P.C.
     Attn: Sam Stricklin, Esq.
     1700 Pacific Avneue, Suite 4400
     Dallas, Texas 75201-4618
     Telephone: (214) 953-0700
     Facsimile: (214) 953-1189

                      ASSIGNMENT OF PARTNERSHIP INTEREST


       THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "Assignment"), made as of the 18 day of November, 1996 by the undersigned entity (the "Partner") in favor of General Electric Capital Corporation (the "Lender"),


                              W I T N E S S E T H
                              -------------------


       IN CONSIDERATION of the execution and delivery of a certain $15,000,000 Senior Secured Super Priority Debtor-in-Possession Revolving Credit Agreement of even date (as amended, modified or supplemented from time to time, the "Credit Agreement") among 50-Off Stores, Inc., a Delaware corporation, 50-Off Texas Stores, L.P., a Texas limited partnership, 50-Off Operating Company, a Nevada corporation, and 50-Off Multistate Operations, Inc., a Nevada corporation (collectively, the "Borrowers") and the Lender pursuant to which the Lender has agreed to lend up to U.S. $15,000,000 to the Borrowers, and the sum of Ten and No/100 Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

       The Partner, as the sole general partner of 50-Off Texas Stores, L.P., a Texas limited partnership (the "Partnership"), hereby sells, assigns, transfers, conveys and grants unto the Lender, and its respective successors and assigns, all of its right, title and interest in and to, and a continuing security interest in and security title to, all of its economic general partner interest in the Partnership, as more fully set forth on Schedule 1 hereto, including,
                                               ----------
without limitation, right to receive all proceeds, distributions of income, profits, surplus or other compensation by way of income or liquidating distributions, in cash or in kind, from the Partnership, including such right, title and interest now owned by the Partner or which is hereafter acquired by it, whether a general or limited partnership interest, (the "Assigned Rights"), as security for payment and performance of the Obligations.

       TO HAVE AND TO HOLD UNTO the Lender and it successors and assigns forever, upon and subject to the following terms and conditions:

       1. For purposes of this Assignment, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

       2. The Partner hereby constitutes and appoints the Lender as its true and lawful attorney, in its name and stead upon the occurrence of an Event of
Default: (a) to collect any and all distributions of cash and other assets due the Partner from the Partnership or otherwise in respect of the Assigned Rights, and (b) to use such measures, legal or equitable, as in its discretion may be deemed necessary or appropriate to enforce the payment thereof to the Lender. The power of attorney hereby created is coupled with an interest and is irrevocable.

       3. The Lender is hereby granted full irrevocable power and authority to hold, use and apply all cash and non-cash distributions received by it upon the occurrence of an Event of Default (together with all interest earned thereon) in full or partial payment of the Obligations and may convert any such non-cash distributions to cash and may apply the proceeds thereof in payment of charges or expenses incurred by the Lender in connection with any and all things which the Lender may do or cause to be done hereunder, and thereafter in the order of application set forth in the Credit Agreement.

       4. The Lender shall not in any way be responsible for any failure to do any or all of the things for which rights, interests, power and authority are herein granted. The Lender shall be responsible only for the application of such cash or other property as it actually receives under the terms hereof; provided, however, that the failure of the Lender to do any of the things or exercise any of the rights, interests, powers and authorities hereunder shall not be construed to be a waiver of any such rights, interests, powers and authorities.

       5. This Assignment shall not operate to place any responsibility or obligation whatsoever upon the Lender. The Lender shall not have assumed any liability of the Partner or of the Partnership as a result of this Assignment. The Partner agrees to protect, indemnify and save harmless the Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses including, without limitation, attorneys' fees and expenses (except as may arise from the gross negligence or wilful misconduct of the Lender) imposed upon or incurred by the Lender by reason of this

Assignment and any claim and demand whatsoever which may be asserted against the Lender by reason of any alleged obligation or undertaking to be performed or discharged by the Lender under this Assignment. In the event the Lender incurs any liability, loss or damage by reason of this Assignment, or in curing any default or breach by the Partner of its obligations under the partnership agreement of the Partnership (the "Partnership Agreement"), or in the defense of any claims or demands arising out of or in connection with this Assignment, the amount of such liability, loss or damage shall be added to the Obligations.

       6. The Partner agrees to execute, deliver and record, upon the request of the Lender, any and all instruments requested by the Lender to carry these presents into effect or to accomplish any other purpose deemed by the Lender to be necessary or appropriate in connection with these presents, expressly including UCC-l financing statements.

       7. The Partner hereby warrants and represents that copies of the Partnership Agreement to which it is a party furnished to the Lender are true, complete and correct copies of the Partnership Agreement, as amended through the date hereof; that the Partnership Agreement is unmodified and in full force and effect; that the Assigned Rights have not been heretofore sold, assigned, transferred, set over or encumbered by any instrument now in force, and will not at any time during the term of this Assignment be sold, assigned, transferred, set over or encumbered by it or by any Person or Persons whomsoever, without the prior written consent of the Lender; that the Assigned Rights are all of such rights the Partner has arising from its partnership interests in the Partnership and that the interests of the Partner in the Partnership represent the percentage shown on Schedule 1 attached hereto of the general partner ownership
                    ----------
interest in the Partnership; that the Partner has the right to sell, assign, transfer, set over and encumber the Assigned Rights to the Lender and to grant to and confer upon the Lender the Assigned Rights; that the Partner is not at present in default in any material respect under the Partnership Agreement; and that all actions, approvals and consents required by applicable law or by the Partnership Agreement have been obtained.

       8. The Partner hereby agrees that it will not, at any time during the term of this Assignment, convey or encumber any of its interests, including, without limitation, the Assigned Rights, in the Partnership in any manner whatsoever or consent to any departure from or any modification or amendment to the Partnership Agreement, or consent to the admission of any new general or limited partner or consent to any change in the business of the Partnership, without the prior written consent of the Lender. The Partner agrees that it will perform all its obligations as a general or a limited partner, as applicable, under the Partnership Agreement, and that it will do all things necessary to maintain its interests in the Partnership in full force and effect.

       9. In the event the Partner receives any payment or other distribution of any kind or character from the Partnership or from any other source whatsoever in respect of the Partner's interest in the Partnership hereby assigned, such payments or other distributions shall be received in trust for the Lender and shall be promptly turned over by the Partner to the Lender. The Partner will mark its books and records, so as to clearly indicate that the Partner's rights as a general partner, or a limited partner as applicable, of the Partnership are subject to the terms of this Assignment.

       10. This Assignment and the rights hereunder shall inure to the benefit of the Lender and may be assigned in whole or in part by the Lender in connection with any assignment of the Credit Agreement or the Indebtedness evidenced thereby, as is permitted thereunder, and shall be binding upon the Partner and its respective successors and assigns.

       11. Notwithstanding anything herein to the contrary, it is understood and agreed that although this Assignment is and shall be effective as of the date hereof, no right or power granted hereunder or obligation under Section 9
                                                                     ---------
hereof shall be exercised or enforced by the Lender unless and until an Event of Default shall have occurred. It is the intention of the parties hereto that beneficial ownership of the Assigned Rights, including, without limitation, all voting, consensual and distribution rights, shall remain in the Partner until an
Event of Default shall have occurred.   Upon the occurrence of any Event of
Default, the Lender may exercise such rights and remedies as are provided in the Credit Agreement, the other Loan Documents, the Final Order, and in this Assignment and under applicable law. The rights and remedies granted hereunder shall be cumulative, and not exclusive. The Partner expressly agrees that the Lender shall not in any event be under any obligation to resort to any right or remedy hereunder prior to exercising any other rights the Lender may have against the Partner or any Borrower or any other Person to secure repayment of the Obligations, nor shall the Lender be required to resort to any such other rights prior to the exercise of rights and remedies hereunder.

       12. After the occurrence of an Event of Default, the Lender may exercise all ownership or consensual rights pertaining to the Assigned Rights of the Partner and may notify and instruct the Partnership to thereafter make all payments otherwise due the Partner in respect of the Assigned Rights payable directly to the Lender, and the Lender shall have the right to apply such payments in reduction of the Obligations in accordance with the Credit Agreement. The Partner hereby appoints the Lender as the Partner's true and lawful attorney-in-fact at such times to exercise such ownership or consensual rights pertaining to the Assigned Rights in any manner the Lender deems advisable for or against all matters with respect to the Partnership. The power of attorney granted hereby is coupled with an interest and shall be irrevocable.

       13. The Partner undertakes and agrees, in connection herewith, to deliver to the Lender a copy of any notice or mailing received by the Partner from the Partnership, at the address of the Lender given for notices in the Credit Agreement.

       14. In addition to its rights and privileges under this Assignment, the Lender shall have all of the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction.

       15. This Assignment shall be deemed to be made pursuant to the internal laws of the State of Georgia with respect to agreements made and to be performed wholly within the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

       16. This Assignment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

       17. On the Termination Date, the Lender shall return its remaining interest in the Assigned Rights to the Partner.

       IN WITNESS WHEREOF, the undersigned Partner and the Lender have caused this instrument to be executed by their duly authorized representatives as of the day and year first above written.


PARTNER:                         50-OFF TEXAS MANAGEMENT, INC.



                                 By: /s/ 50-OFF Texas Management, Inc.
                                    ------------------------------------------

                                 Its:
                                     -----------------------------------------


LENDER:                          GENERAL ELECTRIC CAPITAL CORPORATION


                                 By: /s/ General Electric Capital Corporation
                                    ------------------------------------------

                                 Its:
                                     -----------------------------------------

                                  SCHEDULE 1
                                  ----------

                      Description of Partnership Interests

50-OFF Texas Management, Inc., Nevada corporation, is the Managing Genral Partner of 50-OFF Texas Stores, L.P., a Texas limited partnership. A copy of the Limited Partnership Agreement is attached hereto as Schedule 1(a).

                     Schedule 1(a) intentionally omitted